Stockholders' Equity	12 Months Ended
May 26, 2013
Stockholders' Equity Note [Abstract]
Stockholders' Equity
STOCKHOLDERS’ EQUITY
Treasury Stock
Repurchased common stock has historically been reflected as a reduction of stockholders’ equity. On December 17, 2010, our Board of Directors authorized an additional share repurchase authorization totaling 25.0 million shares in addition to the previous authorization of 162.4 million shares. Share repurchase authorizations and cumulative share repurchases under these authorizations, are as follows:

(in millions)	May 26, 2013
Share repurchase authorizations	187.4
Cumulative shares repurchased	171.9

The total shares and related cost of our common stock we repurchased was as follows:

(in millions)	Fiscal Year
	2013		2012		2011
	Shares	Cost	Shares	Cost	Shares	Cost
Repurchases of common stock	1.0	$52.4	8.2	$375.1	8.6	$385.5

In the second quarter of fiscal 2013, we retired a portion of our treasury stock totaling 159.3 million shares and restored them to authorized but unissued shares of common stock. The retired treasury stock had a carrying amount of approximately $3.74 billion. Upon formal retirement and in accordance with FASB ASC Topic 505, Equity, we reduced our common stock and surplus account based on the estimated weighted average cost of the common shares and reduced our treasury stock account based on the repurchase price. The difference between the repurchase price and the estimated average cost was recorded as a reduction to retained earnings. The remaining shares will be utilized to satisfy future issuances under certain of our employee stock compensation programs. We expect that all shares of common stock acquired in the future will be restored to authorized but unissued shares of common stock.
Stockholders’ Rights Plan
Under our Rights Agreement dated May 16, 2005, each share of our common stock has associated with it one right to purchase one thousandth of a share of our Series A Participating Cumulative Preferred Stock at a purchase price of $120 per share, subject to adjustment under certain circumstances to prevent dilution. The rights are exercisable when, and are not transferable apart from our common stock until, a person or group has acquired 15 percent or more, or makes a tender offer for 15 percent or more, of our common stock. If the specified percentage of our common stock is then acquired, each right will entitle the holder (other than the acquiring company) to receive, upon exercise, common stock of either us or the acquiring company having a value equal to two times the exercise price of the right. The rights are redeemable by our Board of Directors under certain circumstances and expire on May 25, 2015.

Accumulated Other Comprehensive Income (Loss)
The components of accumulated other comprehensive income (loss), net of tax, are as follows:

(in millions)	Foreign Currency Translation Adjustment	Unrealized Gains (Losses) on Marketable Securities	Unrealized Gains (Losses) on Derivatives	Benefit Plan Funding Position	Accumulated Other Comprehensive Income (Loss)
Balances at May 29, 2011	$(0.4)	$0.5	$(4.1)	$(55.8)	$(59.8)
Gain (loss)	(1.2)	(0.1)	(47.9)	(45.6)	(94.8)
Reclassification realized in net earnings	—	—	2.3	5.7	8.0
Balances at May 27, 2012	$(1.6)	$0.4	$(49.7)	$(95.7)	$(146.6)
Gain (loss)	(0.2)	(0.2)	(8.8)	11.4	2.2
Reclassification realized in net earnings	—	—	4.7	6.9	11.6
Balances at May 26, 2013	$(1.8)	$0.2	$(53.8)	$(77.4)	$(132.8)